WADDELL & REED ADVISORS FUNDS

Supplement dated June 30, 2005
to
Waddell & Reed Advisors Funds Equity Prospectus dated October 29, 2004
and
Waddell & Reed Advisors Funds Fixed Income and Money Market Funds
Prospectus dated January 31, 2005

The following information supplements the disclosure regarding the purchase of Class B and Class C shares in the section of the prospectus entitled "Your Account":

Effective July 1, 2005, if you are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons, you may not purchase Class B shares. In such case, your requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

Effective July 1, 2005, if you are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons, you may not purchase Class C shares. In such case, your requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

The following information replaces the footnote regarding Legend Equities Corporation under the chart of sales charges on Class A shares in the section entitled "Choosing a Share Class":

[1]Until August 31, 2005, Legend Equities Corporation receives a dealer reallowance in the full amount of the Class A sales charge.

The following information supplements the disclosure regarding management of the Funds:

Effective May 25, 2005, Keith A. Tucker resigned his position as Chairman of the Board and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") as well as his positions with Waddell & Reed Financial, Inc. and its affiliates. The Members of the Board of Directors of each of the Funds, at a meeting held in person, unanimously elected Henry J. Herrmann, Director and President of each of the Funds, as Chairman of the Board of Directors of each of the Funds. Mr. Herrmann has also been appointed the Chief Executive Officer of Waddell & Reed Financial, Inc., succeeding Mr. Tucker.

Effective June 20, 2005, Michael L. Avery was appointed Chief Investment Officer of Waddell & Reed Financial, Inc., Waddell & Reed Investment Management Company, and Ivy Investment Management Company. He succeeds Mr. Herrmann, who had held the position of Chief Investment Officer since 1987. Mr. Avery joined Waddell & Reed in 1981 and has been Director of Equity Research since 1987. He has been a portfolio manager since 1997. Mr. Avery will continue his responsibilities as a portfolio manager.

Effective June 20, 2005, Matthew T. Norris was appointed Director of Equity Research to succeed Mr. Avery. Mr. Norris joined Waddell & Reed in 2003, and had been a portfolio manager for Advantus Capital Management from 1997 to 2003. Mr. Norris will continue his responsibilities as a portfolio manager.

In conjunction with the above changes, two research analysts have been promoted to assistant portfolio managers. Ryan F. Caldwell, who covers the financial industry as an analyst, becomes assistant portfolio manager for Waddell & Reed Advisors Asset Strategy Fund, W&R Target Asset Strategy Portfolio and Ivy Asset Strategy Fund, assisting Mr. Avery; however, Mr. Avery and co-manager Daniel J. Vrabac remain primarily responsible for the management of these funds. Mr. Caldwell has seven years of experience and has been with Waddell & Reed for four years. Peter V. Morris, who analyzes a number of sectors including energy technology, machinery and coal, has been named assistant portfolio manager for Waddell & Reed Advisors Value Fund, W&R Target Value Portfolio and Ivy Value Fund, assisting Mr. Norris; however, Mr. Norris remains primarily responsible for the management of these funds. Both Mr. Caldwell and Mr. Morris retain their research analyst responsibilities.